UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 1, 2011

ESB Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania                                                                               0-19345                                                                        25-1659846

(State or other jurisdiction                                              (Commission File Number)                                                        (IRS Employer
of incorporation)                                                                                                                                                            Identification No.)

600 Lawrence Avenue, Ellwood City, Pennsylvania                                                                                                               16117

(Address of principal executive offices)                                                                                                                               (Zip Code)

Registrant's telephone number, including area code	(724) 758-5584

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02            Results of Operations and Financial Condition

On February 1, 2011, ESB Financial Corporation issued a press release announcing its results of operations for the three and twelve months ended December 31, 2010.  A copy of the press release is included as Exhibit 99 and is incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibit is included with this Report:

Exhibit No.         Description

99	Press Release, dated February 1, 2011.

This information, including the press release filed as Exhibit 99, shall not be deemed to be filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ESB FINANCIAL CORPORATION

By:  /s/ Charlotte A. Zuschlag_________________
       Name:  Charlotte A. Zuschlag
       Title: President and Chief Executive Officer

Date: February 1, 2011

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